Exhibit 99.1

OMNIBUS JOINDER AND AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AGREEMENT

This OMNIBUS JOINDER AND AMENDMENT NO. 5 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this “Agreement”) is made as of this 29th day of December, 2020, by and among MANNKIND CORPORATION, a Delaware corporation (“MannKind”), MANNKIND LLC, a Delaware limited liability company (“MannKind LLC” and together with MannKind, each, individually, an “Original Borrower”, and collectively the “Original Borrowers”), QRUMPHARMA, INC., a Delaware corporation (“New Borrower”, and New Borrower, together with the Original Borrowers, the “Borrowers”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders and Original Borrowers have entered into that certain Credit and Security Agreement, dated as of August 6, 2019 (as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of December 18, 2019, that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 21, 2020, that certain Amendment No. 3 to Credit and Security Agreement, dated as of November 30, 2020, that certain Amendment No. 4 to Credit and Security Agreement, dated as of December 7, 2020 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Original Borrowers in the amounts and manner set forth in the Credit Agreement.

B. Original Borrowers and Agent have entered into that certain Pledge Agreement, dated as of August 6, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Original Pledge Agreement”; the Original Pledge Agreement, as amended hereby, the “Pledge Agreement”), pursuant to which the Pledgors (as defined therein) have granted to Agent a security interest in certain equity interests set forth therein to secure the Obligations under the Credit Agreement.

C. Original Borrowers have acquired New Borrower as a new Subsidiary of MannKind.

D. Borrowers have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, the Credit Agreement and the other Financing Documents, to among other things (a) join New Borrower to the Credit Agreement, the Pledge Agreement and the other applicable Financing Documents, and (b) amend certain other provisions of the Existing Credit Agreement in relation to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Joinder. Subject to the satisfaction of the conditions precedent set forth in Section 8:

(a) New Borrower hereby assumes the Obligations under the Credit Agreement and joins in, adopts and becomes (i) a Borrower under the Credit Agreement, (ii) a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement, (iii) an Issuer (as defined in the Pledge Agreement) under the Pledge Agreement, and (iv) party to the other Financing Documents applicable to it as a Borrower and a Pledgor. Each party hereto agrees that all references to “Borrower” or “Borrowers” contained in the Financing Documents (or a “Pledgor” or “Pledgors” in the Pledge Agreement) are hereby deemed for all purposes to also refer to and include New Borrower as a Borrower (and, in the Pledge Agreement, as a Pledgor), and New Borrower hereby agrees to comply with all of the terms and conditions of the Financing Documents as if such New Borrower was an original signatory thereto.

(b) Qrum Australia hereby joins in, adopts and becomes an Issuer under the Pledge Agreement.

(c) Without limiting the generality of the provisions of subparagraph (a) or (b) above, each party agrees that the “Pledged Collateral” (as defined in the Pledge Agreement) owned by New Borrower and listed in Exhibit B shall be and become a part of the Pledged Collateral referred to in Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement.

3. Amendment to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 8 below, the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Qrum” in Section 15 of the Existing Credit Agreement is hereby amended and restated as follows:

““Qrum” means QrumPharma, Inc., a Delaware corporation.”

4. Amendment to Pledge Agreement. Each Borrower, including New Borrower, hereby agrees that the schedules attached hereto as Exhibit B are true and correct as of the date hereof and reflect the joinder of New Borrower as a Pledgor and as an Issuer under the Pledge Agreement and the joinder of Qrum Australia as an Issuer under the Pledge Agreement and shall be deemed to be added to the corresponding schedules of the same number in the Pledge Agreement and shall be deemed attached thereto and become a part thereof.

5. Grant of Security Interest. Consistent with the intent of the parties and in consideration of the accommodations set forth herein, as further security for the prompt payment in full of all Obligations, and without limiting any other grant of a Lien and security interest in a Security Document, New Borrower hereby collaterally assigns and grants to Agent, for the benefit of itself and Lenders, and subject only to Permitted Liens, a continuing first priority Lien on and security interest in, upon, and to all of New Borrower’s right, title and interest in and to all property and assets of New Borrower that constitute Collateral, described in Article 4 and Exhibit A of the Credit Agreement.

New Borrower hereby authorizes Agent to file UCC-1 financing statements against New Borrower covering the Collateral owned by New Borrower in such jurisdictions as Agent shall deem necessary, prudent or desirable to perfect and protect the liens and security interests granted to Agent hereunder.

6. Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

7. Costs and Fees. Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.

8. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a) Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from each Borrower, Agent and the Lenders;

(b) Agent shall have received an Intellectual Property Security Agreement executed by New Borrower;

(c) Agent shall have received a certificate from an officer (or another authorized person) of New Borrower certifying as to (i) the names and signatures of each officer or authorized signatories of the New Borrower authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the Organizational Documents (as defined in the Credit Agreement) of New Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of New Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of New Borrower in each applicable jurisdiction, together with, if applicable, related tax certificates;

(d) Agent shall have received reasonably satisfactory results in respect of searches run against the Borrowers, including the New Borrower, in accordance with Section 3.5 of the Credit Agreement, as Agent may determine reasonably necessary;

(e) Agent shall have received a duly executed legal opinion of New Borrower’s counsel, addressed to Agent and Lenders, addressing matters Agent may reasonably request;

(f) Agent shall have received a Perfection Certificate executed by New Borrower;

(g) Agent shall have received fully executed Control Agreements for the Deposit Accounts of the New Borrower, as and to the extent required by Section 6.6 of the Credit Agreement;

(h) all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(i) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(j) Agent shall have received such other documents, information, certificates, and information as Agent may reasonably request in connection with this Agreement.

9. Post-Closing Requirements. Credit Parties hereby covenant and agree that:

(a) By the date that is thirty (30) days following the date hereof (or such later date as Agent may agree in its sole discretion in writing), New Borrower shall provide Agent with insurance certificates and endorsements, naming Agent as additional insured, assignee or lender loss payee, as applicable, as required by Section 6.5 of the Credit Agreement;

(b) By the date that is thirty (30) days following the date hereof (or such later date as Agent may agree in its sole discretion in writing), Credit Parties shall deliver to Agent the original stock certificates of New Borrower, together with accompanying undated stock powers executed by the applicable Pledgor;

(c) Each Borrower hereby agrees that failure to comply with the requirements set forth in Section 9 of this Agreement shall constitute an immediate and automatic Event of Default.

10. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the First Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

11. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of (a) any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. Except as expressly provided herein, nothing in this Agreement shall be construed as an amendment to or waiver of any condition precedent to any funding of Credit Extensions by the Lenders under the Credit Agreement, including those conditions set forth in Section 3.2 of the Credit Agreement. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

12. Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

13. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b) GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c) WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d) Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	ELM 2020-3 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea / Director
	Title:	Authorized Signatory

LENDERS:	ELM 2020-4 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea / Director
	Title:	Authorized Signatory

LENDERS:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

BORROWERS:	MANNKIND CORPORATION

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	General Counsel

MANNKIND LLC

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Vice President

QRUMPHARMA, INC.

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Vice President

ISSUER:	QRUMPHARMA PTY LTD.

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Director

EXHIBIT B

Pledge Agreement Schedules

SCHEDULE I

PLEDGED COLLATERAL

Name of Pledgor: MannKind Corporation

Issuer Name: QrumPharma, Inc.

Type of Entity of Issuer: Corporation

Jurisdiction of Organization of Issuer: Delaware

Organizational ID No. of Issuer: 5634822

Tax ID No. of Issuer: 47-2307293

Class of Interests in Issuer: Common

Equity Interest Certificate No.: N/A

Number of Units: N/A

Percentage of Outstanding Equity Interest: 100%

Name of Pledgor: QrumPharma, Inc.

Issuer Name: Qrumpharma Pty Ltd.

Type of Entity of Issuer: Proprietary Limited

Jurisdiction of Organization of Issuer: Australia

Organizational ID No. of Issuer: 626 636 635

Tax ID No. of Issuer: 59 628 636 635

Class of Interests in Issuer: Common

Equity Interest Certificate No.: N/A

Number of Units: N/A

Percentage of Outstanding Equity Interest: 100%

SCHEDULE II

PLEDGOR INFORMATION

Name of Pledgor: QrumPharma, Inc.

Type of Entity of Pledgor: Corporation

Jurisdiction of Organization of Pledgor: Delaware

Organizational ID No. of Pledgor: 5634822

Tax ID No. of Pledgor: 47-2307293